PRESS RELEASE
EMCORE and San’an Optoelectronics Enter into a Joint Venture Agreement to Manufacture Concentrator Photovoltaics Products for Terrestrial Solar Power Applications

ALBUQUERQUE, NM--(Marketwire - 08/02/10) - EMCORE Corporation (NASDAQ:EMKR - News), a leading provider of compound semiconductor-based components, subsystems and systems for the fiber optics and solar power markets, today announced it has entered into a joint venture agreement with San'an Optoelectronics Co., Ltd. of Xiamen, China ("San'an"), for the purposes of engaging in the development, manufacture and distribution of concentration photovoltaic ("CPV") receivers, modules and systems for terrestrial solar power applications. The joint venture company, Suncore Photovoltaics Co., Ltd. ("Suncore"), will be owned 40 percent by EMCORE and 60 percent by San'an Optoelectronics Co., Ltd. The Chairman of San'an Optoelectronics, Mr. Xiucheng Lin, will serve as the Chairman of Suncore and Dr. Charlie Wang, current Senior Vice President of EMCORE Corporation, will serve as the General Manager of Suncore. All operational activities and business for CPV receivers, modules, and systems currently residing at both San'an and EMCORE's Langfang, China manufacturing facilities will eventually be transferred to Suncore, and its primary manufacturing operations will be located in Wuhu city, Anhui province of China. The economic development organization of Wuhu city has agreed to provide Suncore with significant economic incentives, including land, subsidies, grants and other incentives.

Suncore will serve as EMCORE's primary low-cost / high-volume manufacturing base for CPV receivers incorporating EMCORE's CPV solar cells, and for CPV modules and systems to support both EMCORE's and San'an's worldwide sales efforts. Subsequent to the establishment of Suncore, the company will commence work on the production of 12-MW of CPV systems for San'an's current customers and 2-MW of CPV components for projects sourced by EMCORE. In addition, EMCORE and San'an are aggressively pursuing multiple CPV project opportunities, including the 280-MW solar energy plan in six western regions of China recently announced by the Chinese government.

San'an is the largest producer of LED chips and epitaxial wafers in China and is also a leader in CPV manufacturing and deployment in China. San'an is listed on the Shanghai Stock Exchange (Stock code: 600703) and has a market capitalization over US$ 3 billion. In conjunction with the formation of this joint venture, EMCORE has agreed to grant Suncore an exclusive license to manufacture EMCORE's current and future improved CPV receivers, modules and systems in China for terrestrial solar power applications.

"The formation of this joint venture represents a significant step in EMCORE's business strategy towards introducing CPV products for terrestrial solar power applications in one of the fastest growing solar power markets," said Dr. Hong Q. Hou, President and CEO of EMCORE. "By commercializing EMCORE's terrestrial Gen-III CPV systems through this low-cost manufacturing base, we believe EMCORE will be in position to gain significant advantages over competing terrestrial solar technologies. Furthermore, the joint venture provides an ideal platform to penetrate China's emerging renewable energy market."

"We are very pleased to team up with San'an, a well established Chinese company that shares the same vision and passion for the CPV market," added Dr. Hou. "Our joint venture with San'an will enable EMCORE to leverage our existing resources, infrastructure and market presence to accelerate growth in the China and other global markets."

"China is accelerating development and deployment of solar energy resources," said Mr. Xiucheng Lin, Chairman of the Board of San'an. "The potential for CPV terrestrial systems over the next several years is enormous. Combining the advantages provided by San'an and EMCORE, the joint venture will have the capability of high-volume and low-cost manufacturing, the most advanced CPV technology and continued innovation. Suncore will play a key role in accelerating the market adoption and deployment of CPV solar power. I am very excited for the opportunities that lay ahead for this partnership with EMCORE."

About EMCORE:

EMCORE Corporation is a leading provider of compound semiconductor-based components, subsystems and systems for the fiber optics and solar power markets. EMCORE's Photonic Systems segment is the leading developer and manufacturer of fiber-optic systems and components for a wide range of commercial and military applications including microwave fiber-optic signal transmission and processing, satellite earth-stations, fiber-optic gyroscopes, and terahertz sensing. EMCORE's Fiber Optics segment offers optical components, subsystems and systems that enable the transmission of video, voice and data over high-capacity fiber optic cables for high-speed data and telecommunications, cable television (CATV) and fiber-to-the-premises (FTTP) networks. EMCORE's Solar Power segment provides solar products for satellite and terrestrial applications. For satellite applications, EMCORE offers high-efficiency compound semiconductor-based gallium arsenide (GaAs) solar cells, covered interconnect cells and fully integrated solar panels. For terrestrial applications, EMCORE offers concentrating photovoltaic (CPV) systems for utility scale solar applications as well as offering its high-efficiency GaAs solar cells and CPV components for use in solar power concentrator systems. For specific information about our company, our products or the markets we serve, please visit our website at http://www.emcore.com.

About San'an Optoelectronic Co Ltd:

San'an Optoelectronics Co. Ltd is the largest producer of LED epitaxial wafers and chips and a leader of CPV manufacture and deployment in China. As a publicly traded company listed on the Shanghai Stock Exchange (Stock code: 600703), San'an's current market capitalization is over $3 billion. San'an designs, manufactures, sells, and supports products including full wavelength range high-brightness LED chips and wafers, compound-semiconductor solar cells, and PIN photodiodes. It operates over 50,000 m2 facility in Xiamen, Fujian province, Tanjin, and Wuhu, Anhui province. Its annual LED production capacity has reached 650,000 wafers or 20 billion LED chips currently. The total number of installed MOCVD equipment for LED production will exceed 100 once it finishes the 3rd phase expansion in Tanjin. San'an's 1-MW CPV power plant in Qinghai province represents the largest installation in China. For further information, please visit San'an's website at http://www.sanan-e.com.

Cautionary Statement Regarding Forward-Looking Statements:

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to EMCORE's performance and the performance of the Suncore joint venture on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. EMCORE believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure to consummate and successfully implement the transactions contemplated by the Joint Venture Agreement; (ii) purchasing patterns from customers and end-users; (iii) timely release of new products, and acceptance of such new products by the market; (iv) the introduction of new products by competitors and other competitive responses; and (v) other factors that could affect EMCORE's business, financial conditions and results of operations included in EMCORE's Annual Report on Form 10-K under the caption "Risk Factors," as updated by EMCORE's subsequent filings with the SEC, all of which are available at the SEC's website at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. EMCORE does not intend, and disclaims any obligation, to update any forward−looking information contained in this release or with respect to the announcements described herein.